UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
___________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: February 11, 2020
(Date of earliest event reported)
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BLOOM ENERGY CORPORATION
(Exact name of Registrant as specified in its charter)

001-38598
Commission File Number
___________________________________________

Delaware	77-0565408
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

4353 North First Street, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

408 543-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

___________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class(1)	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock $0.0001 par value	“BE”	New York Stock Exchange

(1)	Our Class B Common Stock is not registered but is convertible into shares of Class A Common Stock at the election of the holder.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02    Results of Operations and Financial Condition
On February 12, 2020, Bloom Energy Corporation (the “Company”) issued a press release providing an update on the timing of its fourth quarter and full year 2019 earnings report and announcing the restatement of certain financial statements. This press release included financial information about the Company’s fourth quarter of 2019. A copy of this press release is attached hereto as Exhibit 99.1.
Item 4.02.     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
On February 11, 2020, the Audit Committee of the Board of Directors (the “Audit Committee”) of Bloom Energy Corporation (the “Company” or “Bloom”) determined that its previously issued financial statements as of and for the year ended December 31, 2018, as well as financial statements for the three-month period ended March 31, 2019, the three- and six-month periods ended June 30, 2019 and 2018 and the three- and nine month periods ended September 30, 2019 and 2018 (collectively, the “Prior Period Financial Statements”), should no longer be relied upon due to an error in accounting for the Company’s Managed Services Agreements (the “Impacted MSAs”). The majority of these Impacted MSAs were originally recorded as sales, subject to an operating lease, in which revenues and associated costs were recognized at the time of installation and acceptance of the Bloom Energy Server at the customer site. The Audit Committee and PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm, have now determined that the Impacted MSAs should have been accounted for as financing transactions, in which revenue is recognized over the life of the Impacted MSAs. This change will require restating the Prior Period Financial Statements (collectively, the “Restated Prior Period Financial Statements”).
While the timing of the Company’s revenue recognition for the Impacted MSAs will change as a result of this revised accounting treatment, the revised accounting treatment does not impact cash, cash equivalents or service contracts, nor does it impact the economic terms or substance of the Company’s transactions with the bank financing party or the end customer. The Company anticipates that the primary effects to the Prior Period Financial Statements from this accounting change are as follows:

•	Product and installation revenue will change from upfront recognition to recognition over the term of the Impacted MSAs;

•
Bloom expects to report a decrease in net revenue in its consolidated statements of operations for the Restated Prior Period Financial Statements in a range of $165 million to $180 million and will now recognize this revenue over the remaining term of the Impacted MSAs;

•	Bloom expects to report an increase in operating loss in a range of $20 million to $35 million for the Restated Prior Period Financial Statements; and

•	Bloom expects to report an increase in net loss in a range of $55 million to $75 million for the Restated Prior Period Financial Statements.
In the interest of clarity, the Company’s total cash flows and cash and cash equivalents for all prior and future periods will not be affected by this change in accounting for the Impacted MSAs. This accounting change relates solely to the Company’s MSAs, is unrelated to its service business, fuel cell stack life, service contracts, and has no material impact on its service revenue and service liability. The Company expects that it will be in compliance with all of its financial covenants under its credit facilities and notes after giving effect to the restatement.
Bloom’s customers use MSAs to finance their acquisition of Bloom Energy Servers. The Managed Services program is one of several financing vehicles the Company uses to sell its Energy Servers. Under the Company’s Managed Services program, Bloom sells its equipment to a bank financing party, which pays Bloom for the Energy Server and takes title to the Energy Server. Bloom then enters into a service contract with an end customer, which pays the bank a fixed, regular fee for its use of the Energy Server and pays Bloom for its maintenance and operation of the Energy Server.
At the inception of entering into the Impacted MSAs, the Company reviewed their accounting treatment with PwC. The Company and PwC concluded that it was appropriate under U.S. GAAP to account for a majority of the Impacted MSAs as a sale, subject to an operating lease. Subsequently, PwC issued unqualified audit opinions on the Company’s financial statements for the years ended December 31, 2016, December 31, 2017 and December 31, 2018. During this period, at Audit Committee meetings, PwC did not express any concern with respect to the Company’s accounting treatment for the Impacted MSAs.
In December 2019, in the course of reviewing a managed service transaction that closed on November 27, 2019 under an MSA financing (as reported in the Company’s Form 8-K filed on December 5, 2019), PwC identified an issue it had not previously identified related to the accounting for the Impacted MSA transactions. The issue primarily related to whether the terms of the Impacted MSAs, including the events of default provisions, satisfied the requirements for sales accounting or required the Company to follow lease accounting standards. Subsequently, the Company and PwC reevaluated the accounting for the managed services transactions, including reconsideration of the Impacted MSAs that had been previously provided to PwC and had not changed, and determined that the previous accounting for the Impacted MSAs was in error.
At all times, PwC had access to all relevant audit evidence with respect to the Impacted MSAs. The accounting error did not result from a change in the accounting literature for leases during the relevant time period or from any override of controls or from any misconduct. Additionally, PwC has not informed the Audit Committee of any issues related to an override of controls or misconduct.
The Company plans to (i) restate its financial statements as of and for the year ended December 31, 2018 and its quarterly financial information for the quarters ended March 31, 2019, June 30, 2019 and 2018, September 30, 2019 and 2018, and December 31, 2018 and (ii) revise its financial statements for the year ended December 31, 2017, its quarterly financial information for the quarter ended March 31, 2018, and its selected financial data for the year ended December 31, 2016 in connection with the filing of its Form 10-K for the year ended December 31, 2019 in compliance with all required filing deadlines.
The Audit Committee has discussed with PwC the matters disclosed in this Item 4.02(a) Form 8-K.
On February 12, 2020, the Company issued a press release providing an update on the timing of its fourth quarter and full year 2019 earnings report and announcing the restatement of certain financial statements. A copy of this press release is attached hereto as Exhibit 99.1.
SPECIAL NOTE ABOUT FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K other than statements of historical fact, including statements regarding our restated and future operating results and financial position, our business strategy and plans and our objectives for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “predict,” “project,” “potential,” ”seek,” “intend,” “could,” “would,” “should,” “expect,” “plan” and similar expressions are intended to identify forward-looking statements.

The forward-looking statements made in this Current Report on Form 8-K relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements.
Our actual results and timing of selected events may differ materially from those anticipated in these forward-looking statements as a result of many factors including those discussed under ITEM 1A in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2019.
Item 9.01.     Financial Statements and Exhibits
(d) Exhibits
    Exhibit No.     Description
    99.1     Press Release dated February 12, 2020

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLOOM ENERGY CORPORATION

Date:	February 12, 2020	By:	/s/ Randy Furr
Randy Furr
EVP, Chief Financial Officer